Offerings - Offering: 1	Nov. 18, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Common Shares of BCE Inc.
Amount Registered | shares	25,000,000
Proposed Maximum Offering Price per Unit	26.72
Maximum Aggregate Offering Price	$ 668,000,000
Fee Rate	0.01531%
Amount of Registration Fee	$ 102,270.8
Offering Note

(1)
Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the “Securities Act”), this registration statement shall also cover any additional Common Shares that may be issued as a result of any stock dividend, stock split, recapitalization or similar transaction effected without the Registrant’s receipt of consideration which would increase the number of outstanding Common Shares.

(2)	Estimated solely for purposes of calculating the registration fee.